EXHIBIT 4.1


                      [FRONT OF FORM OF STOCK CERTIFICATE]

                                     [LOGO]
                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

COMMON STOCK -- SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 05537W 100

THIS CERTIFIES THAT           is the owner of            fully paid and non-
                    ---------                 ----------
assessable shares of common stock, $.01 par value, of BDM International, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

   This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

John C. McCabe      Philip A. Odeen
  Secretary          President


                     [SEAL]

Countersigned and registered: Wachovia Bank of North Carolina, N.A. (Winston-Salem, N.C.) Transfer Agent and Registrar
By                      authorized signature
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

                      [BACK OF FORM OF STOCK CERTIFICATE]

                             BDM INTERNATIONAL, INC.

     A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT, OR TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF GIFT MIN ACT--      Custodian
                                                         ------           -----
TEN ENT--as tenants by the entireties                   (Cust)           (Minor)
                                                                ---------
JT TEN --as joint tenants with right of                   under Uniform Gifts to
        survivorship and not as tenants          Minors
        in common                                Act
                                                 ---------------------
                                                                       (state)

       Additional abbreviations may also be used though not in the above list.


   For value received,           hereby sell, assign and transfer unto
                      -----------
    PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


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   (Please print or typewrite name and address, including zip code, of assignee)

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                                                                        shares
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   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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   to transfer the said stock on the books of the within named
   Corporation with full power of substitution in the premises.
   Dated
        -----------------------------------



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     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER